UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 17, 2007

HANOVER EQUIPMENT TRUST 2001A
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-75814 (Commission File Number)	51-6523441 (IRS Employer Identification No.)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street
Wilmington, Delaware (Address of principal executive offices)	19890 (Zip Code)
(302) 651-1000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
     On August 17, 2007, Hanover Equipment Trust 2001A, a special purpose Delaware business trust (the “Trust”), called for redemption all $133 million of its outstanding 8.5% Senior Secured Notes due 2008 (the “Notes”). The Notes will be redeemed on September 17, 2007.
     The Notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated as of August 30, 2001 among the Trust, as issuer, Exterran Energy Solutions, L.P. (“EESLP”) (formerly known as Hanover Compression Limited Partnership) and certain subsidiaries, as guarantors, and U.S. Bank Trust National Association (as successor to Wilmington Trust FSB), as Indenture Trustee and Collateral Agent. The Notes will be redeemed at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date.
     To commence the redemption process, EESLP exercised its option to purchase from the Trust the gas compression equipment currently subject to a lease in favor of EESLP. EESLP expects to pay the Trust approximately $137.7 million for the equipment on the date the Notes are redeemed. The Trust will then use the proceeds from the equipment sale to fund the redemption of the Notes and the related trust equity certificates.
     The Indentures and the forms of note for the Notes are filed as Exhibits 4.1 and 4.2 to this Form 8-K and are incorporated in this Item 2.04 by reference.
     On August 17, 2007, Hanover Compressor Company issued a press release announcing the redemption and equipment purchase. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
4.1
Indenture for the 8.50% Senior Secured Notes due 2008, dated as of August 30, 2001, among the 2001A Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.69 to Hanover Compressor Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

4.2	Form of 8.50% Senior Secured Notes due 2008, incorporated by reference to Exhibit 4.10 to Hanover Compressor Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

99.1
Press Release of Hanover Compressor Company, dated August 17, 2007, incorporated by reference to Exhibit 99.2 to Hanover Compressor Company’s Current Report on Form 8-K, as filed with the SEC on August 23, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER EQUIPMENT TRUST 2001A
	By:	WILMINGTON TRUST COMPANY, not in its
individual capacity but solely as Trustee for
the Hanover Equipment Trust 2001A

Date: August 23, 2007	By:	/s/ David A. Vanaskey, Jr.
David A. Vanaskey, Jr.
Vice President
Note: Because the Registrant is a trust without officers, directors or employees, only the signature of an officer of the Trustee of the Registrant is available and has been provided.

EXHIBIT INDEX

Exhibit No.	Description
4.1
Indenture for the 8.50% Senior Secured Notes due 2008, dated as of August 30, 2001, among the 2001A Trust, as issuer, Hanover Compression Limited Partnership and certain subsidiaries, as guarantors, and Wilmington Trust FSB, as Trustee, incorporated by reference to Exhibit 10.69 to Hanover Compressor Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

4.2	Form of 8.50% Senior Secured Notes due 2008, incorporated by reference to Exhibit 4.10 to Hanover Compressor Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

99.1
Press Release of Hanover Compressor Company, dated August 17, 2007, incorporated by reference to Exhibit 99.2 to Hanover Compressor Company’s Current Report on Form 8-K, as filed with the SEC on August 23, 2007.